Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Twenty-six weeks ended
	July 30, 2005			July 31, 2004			July 30, 2005			July 31, 2004
	Amount	% Sales		Amount	% Sales		Amount	% Sales		Amount	% Sales

Merchandise Sales	$480,608	83.2		$488,716	82.4		$944,456	82.7		$949,597	81.9
Service Revenue	96,810	16.8		104,710	17.6		197,188	17.3		209,962	18.1
Total Revenues	577,418	100.0		593,426	100.0		1,141,644	100.0		1,159,559	100.0
Costs of Merchandise Sales	347,725	72.4		347,249	71.1		689,416	73.0		672,623	70.8
Costs of Service Revenue	86,834	89.7		80,701	77.1		170,748	86.6		159,252	75.8
Total Costs of Revenues	434,559	75.3		427,950	72.1		860,164	75.3		831,875	71.7
Gross Profit from Merchandise Sales	132,883	27.6		141,467	28.9		255,040	27.0		276,974	29.2
Gross Profit from Service Revenue	9,976	10.3		24,009	22.9		26,440	13.4		50,710	24.2
Total Gross Profit	142,859	24.7		165,476	27.9		281,480	24.7		327,684	28.3
Selling, General and Administrative Expenses	133,200	23.0		136,694	23.0		268,462	23.5		266,256	23.0

Operating Profit	9,659	1.7		28,782	4.9		13,018	1.2		61,428	5.3

Non-operating Income	483	0.1		470	0.1		2,221	0.2		1,062	0.1

Interest Expense	9,234	1.6		7,800	1.3		18,149	1.6		17,098	1.5

Earnings (Loss) From Continuing Operations Before Income Taxes	908	0.2		21,452	3.7		(2,910)	(0.2)		45,392	3.9

Income Tax Expense (Benefit)	76	8.4	(1)	7,937	37.0	(1)	(1,356)	(46.6	)(1)	16,795	37.0	(1)

Net Earnings (Loss) From Continuing Operations	832	0.1		13,515	2.2		(1,554)	(0.1)		28,597	2.4

Discontinued Operations, Net of Tax	210	0.1		(852)	(0.1)		(178)	(0.0)		(1,383)	(0.1)

Net Earnings (Loss)	1,042	0.2		12,663	2.1		(1,732)	(0.1)		27,214	2.3
Retained Earnings, beginning of period	529,177			541,203			536,780			531,933
Cash Dividends	(3,758)			(3,915)			(7,320)			(7,813)
Effect of Stock Options	(717)			(818)			(1,974)			(2,201)
Dividend Reinvestment Plan	(41)			—			(51)			—

Retained Earnings, end of period	$525,703			$549,133			$525,703			$549,133

Basic Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations	$0.01			$0.23			$(0.03)			$0.51
Discontinued Operations, Net of Tax	0.01			(0.01)			—			(0.03)
Basic Earnings (Loss) per Share	$0.02			$0.22			$(0.03)			$0.48
Diluted Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations	$0.01			$0.22			$(0.03)			$0.47
Discontinued Operations, Net of Tax	0.01			(0.01)			—			(0.02)
Diluted Earnings (Loss) per Share	$0.02			$0.21			$(0.03)			$0.45

Cash Dividends per Share	$0.0675			$0.0675			$0.1350			$0.1350

(1) As a percentage of earnings (loss) before income taxes.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	July 30, 2005	January 29, 2005	July 31, 2004

Assets
Current Assets:
Cash and cash equivalents	$41,670	$82,758	$83,893
Accounts receivable, net	35,093	30,994	40,355
Merchandise inventories	634,352	602,760	596,451
Prepaid expenses	34,250	45,349	32,714
Deferred income taxes	—	—	10,645
Other	77,893	96,065	77,430
Assets held for disposal	—	665	3,118
Total Current Assets	823,258	858,591	844,606
Property and Equipment - at cost:
Land	259,239	261,985	263,199
Buildings and improvements	913,324	916,099	908,139
Furniture, fixtures and equipment	644,224	633,098	596,497
Construction in progress	20,712	40,426	19,255
	1,837,499	1,851,608	1,787,090
Less accumulated depreciation and amortization	890,859	906,577	873,873
Property and Equipment - net	946,640	945,031	913,217
Other	66,663	63,401	52,526
Total Assets	$1,836,561	$1,867,023	$1,810,349

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$333,303	$310,981	$335,890
Trade payable program liability	12,071	—	—
Accrued expenses	263,610	306,671	244,831
Deferred income taxes	18,383	19,406	—
Current maturities of long-term debt and obligations under capital leases	144,461	40,882	147,258
Total Current Liabilities	771,828	677,940	727,979

Long-term debt and obligations under capital leases, less current maturities	215,534	352,682	144,727
Convertible long-term debt	119,000	119,000	150,000
Other long-term liabilities	52,172	37,977	38,481
Deferred income taxes	27,333	25,968	40,497
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	286,617	284,966	284,465
Retained earnings	525,703	536,780	549,133
Common stock subscriptions receivable	(39)	(167)	(144)
Accumulated other comprehensive (loss) income	(3,524)	(4,852)	1,098
	877,314	885,284	903,109
Less cost of shares in treasury - 10,981,577 shares 11,305,130 shares and 8,372,727 shares	167,356	172,564	135,180
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	650,694	653,456	708,665
Total Liabilities and Stockholders’ Equity	$1,836,561	$1,867,023	$1,810,349

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Twenty-six Weeks Ended	July 30, 2005	July 31, 2004

Cash Flows from Operating Activities:
Net (loss) earnings	$(1,732)	$27,214
Net loss from discontinued operations	(178)	(1,383)
Net (loss) earnings from continuing operations	$(1,554)	$28,597
Adjustments to Reconcile Net (Loss) Earnings from Continuing Operations to Net Cash Provided by Continuing Operations:
Depreciation and amortization	38,655	37,767
Accretion of asset disposal obligation	56	71
Stock compensation expense	1,403	847
Deferred income taxes	(239)	20,553
(Gain) loss from sales of assets	(3,606)	360
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	24,421	3,711
Increase in merchandise inventories	(31,592)	(42,889)
Increase (decrease) in accounts payable	22,322	(3,493)
Decrease in accrued expenses	(45,060)	(22,554)
Increase (decrease) in other long-term liabilities	14,195	(898)
Net cash provided by continuing operations	19,001	22,072
Net cash used in discontinued operations	(734)	(1,728)
Net Cash Provided by Operating Activities	18,267	20,344

Cash Flows from Investing Activities:
Capital expenditures	(42,463)	(28,830)
Proceeds from sales of assets	8,174	1,453
Proceeds from sales of assets held for disposal	932	10,532
Net Cash Used in Investing Activities	(33,357)	(16,845)

Cash Flows from Financing Activities:
Net borrowings under line of credit agreements	6,815	137
Net borrowings (payments) on trade payable program liability	12,071	(7,216)
Reduction of long-term debt	(40,452)	(84,425)
Other	(53)	3,283
Dividends paid	(7,320)	(7,813)
Proceeds from issuance of common stock	—	108,854
Proceeds from exercise of stock options	2,451	6,049
Proceeds from dividend reinvestment plan	490	541
Net Cash (Used in) Provided by Financing Activities	(25,998)	19,410
Net (Decrease) Increase in Cash	(41,088)	22,909
Cash and Cash Equivalents at Beginning of Period	82,758	60,984
Cash and Cash Equivalents at End of Period	$41,670	$83,893

Supplemental Disclosure of Cash Flow Information:
Non-cash operating activities:
Accrued employee payroll tax withheld related to conversions of restricted stock units	$178	$—
Non-cash investing activities:
Accrued purchases of property and equipment	$2,148	$—
Non-cash financing activities:
Equipment Capital Lease	$124	$1,413

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended		Twenty-six weeks ended
		July 30, 2005	July 31, 2004	July 30, 2005	July 31, 2004

(a)	Net earnings (loss from continuing operations)	$832	$13,515	$(1,554)	$28,597

	Adjustment for interest on convertible senior notes, net of income tax effect	—	1,001	—	2,003

(b)	Adjusted net earnings (loss from continuing operations)	$832	$14,516	$(1,554)	$30,600

(c)	Average number of common shares outstanding during period	55,683	57,875	55,597	56,410

	Common shares assumed issued upon conversion of convertible senior notes	—	6,697	—	6,697

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	449	1,749	—	1,847

(d)	Average number of common shares assumed outstanding during period	56,132	66,321	55,597	64,954

	Basic Earnings (Loss) per Share:
	Net Earnings (Loss) From Continuing Operations (a/c)	$0.01	$0.23	$(0.03)	$0.51
	Discontinued Operations, Net of Tax	0.01	(0.01)	—	(0.03)
	Basic Earnings (Loss) per Share	$0.02	$0.22	$(0.03)	$0.48
	Diluted Earnings (Loss) per Share:
	Net Earnings (Loss) From Continuing Operations (b/d)	$0.01	$0.22	$(0.03)	$0.47
	Discontinued Operations, Net of Tax	0.01	(0.01)	—	(0.02)
	Diluted Earnings (Loss) per Share	$0.02	$0.21	$(0.03)	$0.45

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Twenty-six weeks ended
	July 30, 2005	July 31, 2004	July 30, 2005	July 31, 2004

Capital expenditures	$22,119	$21,147	$44,611	$28,830

Depreciation and amortization	$19,870	$18,971	$38,655	$37,767

Non-operating income:
Net rental revenue	$349	$474	$714	$848
Investment income	210	111	505	348
Other (expense) income	(76)	(115)	1,002	(134)
Total	$483	$470	$2,221	$1,062

Comparable sales percentages:
Merchandise	-1.5%	8.4%	-0.4%	10.3%
Service	-7.4%	0.0%	-6.0%	2.8%
Total	-2.5%	6.9%	-1.4%	8.8%

Total square feet of retail space (including service centers)			12,167,089	12,206,785

Total Store Count			593	595

Sales and Gross Profit by Line of Business (A):

Retail Sales	$355,593	$355,986	$695,289	$691,285
Service Center Revenue	221,825	237,440	446,355	468,274
Total Revenues	$577,418	$593,426	$1,141,644	$1,159,559

Gross Profit from Retail Sales	$98,274	$99,879	$184,553	$197,119
Gross Profit from Service Center Revenue	44,585	65,597	96,927	130,565
Total Gross Profit	$142,859	$165,476	$281,480	$327,684

Comparable Sales Percentages (A):

Retail Sales	0.1%		0.7%
Service Center Revenue	-6.4%		-4.5%
Total Revenues	-2.5%		-1.4%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	27.6%	28.1%	26.5%	28.5%
Gross Profit Percentage from Service Center Revenue	20.1%	27.6%	21.7%	27.9%
Total Gross Profit Percentage	24.7%	27.9%	24.7%	28.3%

(A) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.

Service Labor Reallocation

Effective January 30, 2005, the Company restructured its field operations into separate retail and service teams.  In connection with this restructuring, certain retail personnel, who were previously utilized in merchandising roles supporting the service business, were reassigned to purely service-related responsibilities.  The labor and benefit costs related to these associates, which were previously recognized in Selling, General and Administrative Expenses, are now recognized in Costs of Service Revenue.  Please see the table below illustrating the pro forma effect of this change on both the thirteen and twenty-six weeks ended July 31, 2004 (presented in GAAP and line of business formats), assuming that such associates had been reassigned from retail to service during such period.

PRO FORMA STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended July 31, 2004 ACTUAL		PRO FORMA ADJUSTMENTS		Thirteen weeks ended July 31, 2004 PRO FORMA		Thirteen weeks ended July 30, 2005 ACTUAL
	Amount	% Sales	Amount	% Sales	Amount	% Sales	Amount	% Sales

Gross Profit from Merchandise Sales	$141,467	28.9	$—	0.0	$141,467	28.9	$132,883	27.6
Gross Profit from Service Revenue	24,009	22.9	(5,159)	(4.9)	18,850	18.0	9,976	10.3
Total Gross Profit	165,476	27.9	(5,159)	(0.9)	160,317	27.0	142,859	24.7

Selling, General and Administrative Expenses	136,694	23.0	(5,159)	(0.9)	131,535	22.1	133,200	23.0
Operating Profit	$28,782	4.9	$—	0.0	$28,782	4.9	$9,659	1.7

	Twenty-six weeks ended July 31, 2004 ACTUAL		PRO FORMA ADJUSTMENTS		Twenty-six weeks ended July 31, 2004 PRO FORMA		Twenty-six weeks ended July 30, 2005 ACTUAL
	Amount	% Sales	Amount	% Sales	Amount	% Sales	Amount	% Sales

Gross Profit from Merchandise Sales	$276,974	29.2	$—	0.0	$276,974	29.2	$255,040	27.0
Gross Profit from Service Revenue	50,710	24.2	(9,884)	(4.7)	40,826	19.4	26,440	13.4
Total Gross Profit	327,684	28.3	(9,884)	(0.9)	317,800	27.4	281,480	24.7

Selling, General and Administrative Expenses	266,256	23.0	(9,884)	(0.9)	256,372	22.1	268,462	23.5
Operating Profit	$61,428	5.3	$—	0.0	$61,428	5.3	$13,018	1.2

Line of Business Format

	Thirteen weeks ended July 31, 2004 ACTUAL		PRO FORMA ADJUSTMENTS		Thirteen weeks ended July 31, 2004 PRO FORMA		Thirteen weeks ended July 30, 2005 ACTUAL
	Amount	% Sales	Amount	% Sales	Amount	% Sales	Amount	% Sales

Gross Profit from Retail Sales	$99,879	28.1	$—	0.0	$99,879	28.1	$98,274	27.6
Gross Profit from Service Center Revenue	65,597	27.6	(5,159)	(2.2)	60,438	25.5	44,585	20.1
Total Gross Profit	165,476	27.9	(5,159)	(2.2)	160,317	27.0	142,859	24.7

Selling, General and Administrative Expenses	136,694	23.0	(5,159)	(0.9)	131,535	22.2	133,200	23.0
Operating Profit	$28,782	4.9	$—	0.0	$28,782	4.9	$9,659	1.7

	Twenty-six weeks ended July 31, 2004 ACTUAL		PRO FORMA ADJUSTMENTS		Twenty-six weeks ended July 31, 2004 PRO FORMA		Twenty-six weeks ended July 30, 2005 ACTUAL
	Amount	% Sales	Amount	% Sales	Amount	% Sales	Amount	% Sales

Gross Profit from Retail Sales	$197,119	28.5	$—	0.0	$197,119	28.5	$184,553	26.5
Gross Profit from Service Center Revenue	130,565	27.9	(9,884)	(2.1)	120,681	25.8	96,927	21.7
Total Gross Profit	327,684	28.3	(9,884)	(0.9)	317,800	27.4	281,480	24.7

Selling, General and Administrative Expenses	266,256	23.0	(9,884)	(0.9)	256,372	22.1	268,462	23.5
Operating Profit	$61,428	5.3	$—	0.0	$61,428	5.3	$13,018	1.2